UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

IRS Employer
Commission	Registrant; State of Incorporation;	Identification
File Number	Address; and Telephone Number	Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation)
One South Church Avenue, Suite 100
Tucson, AZ 85701
(520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation)
One South Church Avenue, Suite 100
Tucson, AZ 85701
(520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K is being filed separately by Uni Source Energy Corporation and Tucson Electric Power Company. Information continued herein relating to any individual registrant is filed by such registrant on its own behalf. Tucson Electric Power Company does not make any representation as to information relating to any other subsidiary of Uni Source Energy Corporation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below in Item 5.07, at the annual meeting of shareholders of UniSource Energy Corporation (the “Company” or “UniSource Energy”), the Company’s shareholders approved the UniSource Energy Corporation 2011 Omnibus Stock and Incentive Plan (the “Omnibus Plan”). A description of the material terms of the Omnibus Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2011 and is incorporated herein by reference in its entirety. In addition, the full text of the Omnibus Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 6, 2011, the UniSource Energy Board of Directors (“Board”) revised and restated the Company’s bylaws. The revised and restated bylaws added new provisions related to advance notification for shareholder proposals and nominations of directors. Although UniSource Energy has previously designated one of the directors as the Lead Director, the bylaws have also been revised to recognize this role. The provisions relating to officers have been revised to designate the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and General Counsel as officers who shall be elected by the Board. Additional changes were made to add existing provisions of Arizona corporate law to the bylaws. The revisions adopted on May 6, 2011 relate to Articles I through IV of the bylaws. The Board of Directors plans to continue its review of the remainder of the bylaws at a future date.

The revised bylaws provide that a shareholder can submit shareholder proposals and nominate candidates for election to the Board if he or she follows the advance notice provisions set forth in the bylaws.

With respect to director nominations and shareholder proposals to bring business before the annual meeting, shareholders must submit a written notice to the Corporate Secretary of UniSource Energy, containing information required by the advance notice provisions, not fewer than 90 nor more than 120 days prior to the first anniversary of the date of the Company’s previous year’s annual meeting of shareholders. However, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, the written notice must be received not later than ten days after the day notice of the date of the annual meeting was mailed or public disclosure of the date was made, whichever first occurs.

Shareholder proposals and director nominations that are late or that do not include all required information will be rejected. This could prevent shareholders from bringing certain matters before an annual meeting, including proposing the election of non-incumbent directors.

A shareholder must also comply with all applicable laws in proposing business to be conducted and in nominating directors. The advance notice provisions of the bylaws do not affect rights of shareholders to request inclusion of proposals in UniSource Energy’s proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 and do not obligate UniSource Energy to include information as to any shareholder nominee for director in any proxy statement or other communication sent to shareholders.

The advance notice provisions of the bylaws may have an anti-takeover effect and may delay or prevent a tender offer or other acquisition transaction that a shareholder might consider to be in his or her best interest, including a transaction that results in a premium over the market price of the Company’s common stock. The summary of the provisions of the bylaws set forth above does not purport to be complete and is qualified in its entirety by reference to the bylaws filed herewith as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders
UniSource Energy held its annual meeting of shareholders (Annual Meeting) on May 6, 2011 in Tucson, Arizona. At the Annual Meeting, shareholders elected directors and approved four proposals.
Proposal 1
UniSource Energy’s shareholders elected 12 individuals to the Board of Directors as set forth below:

		Votes	Broker
Name	Votes For	Withheld	Non-Votes
Paul J. Bonavia	30,008,622	542,524	3,018,429
Lawrence J. Aldrich	29,835,544	715,602	3,018,429
Barbara M. Baumann	30,270,971	280,175	3,018,429
Larry W. Bickle	29,892,521	658,625	3,018,429
Harold W. Burlingame	29,842,422	708,724	3,018,429
Robert A. Elliott	30,257,225	293,921	3,018,429
Daniel W.L. Fessler	30,268,815	282,331	3,018,429
Louise L. Francesconi	30,261,175	289,971	3,018,429
Warren Y. Jobe	30,252,127	299,019	3,018,429
Ramiro G. Peru	30,258,138	293,008	3,018,429
Gregory A. Pivirotto	30,286,690	264,456	3,018,429
Joaquin Ruiz	30,233,012	318,134	3,018,429
Proposal 2
UniSource Energy’s shareholders approved the selection of independent auditor, PricewaterhouseCoopers, LLP, for the fiscal year 2011, with the vote totals as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,738,045	795,870	35,658	—
Proposal 3
UniSource Energy’s shareholders approved the UniSource Energy Corporation 2011 Omnibus Stock and Incentive Plan, with the vote totals as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,839,482	1,643,368	68,295	3,018,429
Proposal 4
UniSource Energy’s shareholders approved, on an advisory (non-binding) basis, the compensation of the named executives disclosed in UniSource Energy’s 2011 Proxy Statement, with the vote totals as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,262,872	544,416	743,857	3,018,429

Proposal 5
UniSource Energy’s shareholders approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, with the vote totals as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
25,034,129	147,565	4,774,412	595,038	3,018,429
Item 8.01 Other Events
UNS Gas Notes
On May 4, 2011, UNS Gas, Inc. (UNS Gas), a wholly owned subsidiary of UniSource Energy Services, Inc. (UES), entered into a Note Purchase and Guaranty Agreement under which a group of investors agreed to purchase $50 million of 5.39% UNS Gas senior unsecured notes which will mature in August 2026. The closing and funding of the transaction are subject to customary closing conditions and are scheduled to occur on August 8, 2011. The proceeds of the note issuance will be used to pay in full the $50 million of UNS Gas’ 6.23% notes that mature on August 11, 2011. The new notes will be guaranteed by UES.
Appointment of Vice President and General Counsel
On May 6, 2011, the Board of Directors of UniSource Energy and Tucson Electric Power Company (TEP) appointed Todd C. Hixon as Vice President and General Counsel of each company. Mr. Hixon had previously served as Associate General Counsel of UniSource Energy and TEP and succeeds Raymond S. Heyman as General Counsel of each company. As previously disclosed, Mr. Heyman will be resigning his position as Senior Vice President of each company as of June 30, 2011.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
3.1 Revised and Restated Bylaws of UniSource Energy Corporation
10.1 UniSource Energy Corporation 2011 Omnibus Stock and Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 10, 2011

UNISOURCE ENERGY CORPORATION (Registrant)
/s/ Kevin P. Larson
Kevin P. Larson
Senior Vice President and Principal Financial Officer

TUCSON ELECTRIC POWER COMPANY (Registrant)
/s/ Kevin P. Larson
Kevin P. Larson
Senior Vice President and Principal Financial Officer